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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                   -----------

        Date of Report (date of earliest event reported):   September 7, 2006
                                                          ----------------------


                                   AWARE, INC.
             (Exact name of registrant as specified in its charter)


        Massachusetts                000-21129                 04-2911026
----------------------------        -----------            -------------------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)


                    40 Middlesex Turnpike, Bedford, MA, 01730
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (781) 276-4000


                                 Not Applicable
           ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

On September 7, 2006, upon the recommendation of Aware's Nominating and Corporate Governance Committee, Aware's Board of Directors elected Mark G. McGrath as a Class II Director and to serve as a member of the Board's Compensation Committee. Mr. McGrath retired as a Director of McKinsey & Company, a private management consulting firm, in December 2004, having served in that firm for twenty-seven years. He led the firm's Americas' Consumer Goods Practice from January 1998 until December 2003. Mr. McGrath has served as a senior advisor with Gleacher Partners LLC, a firm providing strategic advisory services to corporations, in a part time capacity since January 2005. Mr. McGrath currently serves as a Director of GATX Corporation, as a Director of the Lincoln Park Zoo, on the Advisory Council for the University of Chicago's Graduate School of Business and on two Advisory Councils at the University of Notre Dame: the Kroc Peace Institute and as chair of the Kellogg International Studies Institute.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

No financial statements or exhibits are required to be filed as part of this Report.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                   AWARE, INC.


Dated: September 11, 2006                          By: /s/ Michael A. Tzannes
       ------------------                              ----------------------
                                                       Michael A. Tzannes
                                                       Chief Executive Officer



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